Form 8-K CENTER FINANCIAL CORP—CLFC Filed: May 10, 2007 (period: May 8, 2007) Report of unscheduled material events or corporate changes.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Princ

SIGNATURES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2007

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-50050	52-2380548
(Commission file number)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On May 8, 2007, James Hong tendered his resignation as executive vice president and chief operating officer of the Company’s wholly-owned subsidiary, Center Bank effective May 23, 2007. Mr. Hong’s primary oversight responsibilities will be reassigned to the other executive officers as follows: the chief financial officer will take over supervision of the chief information officer; the general counsel will take over supervision of the human resource manager; and the chief executive officer will take over supervision of the chief operations manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

Date:May 10, 2007	/s/ Jae Whan Yoo
Center Financial Corporation
Jae Whan Yoo
Chief Executive Officer and President